Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Desert Springs Marketplace, located in Palm Desert, California (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
April 15, 2011

DESERT SPRINGS MARKETPLACE
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

For the Year Ended December 31, 2010
Revenues
Rental income (note 3)	$2,386
Other income	3
Total revenues	2,389

Certain Expenses
Utilities	49
Cleaning services	51
Repairs, maintenance, and supplies	131
Real estate taxes	163
Insurance	12
General & administrative	8
Bad debt expenses	15
Total expenses	429

Excess of revenues over certain expenses	$1,960

    See accompanying notes to statement of revenues and certain expenses.

DESERT SPRINGS MARKETPLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010

1.Business and Organization

Desert Springs Marketplace (the “Property”) is a shopping center located in Palm Desert, California.  The Property was owned by Lakha Properties-Palm Desert, LLC.  The Property, which has one anchor tenant, has an aggregate gross rentable area of approximately 105,000 square feet.  The anchor tenant occupies approximately 47,000 square feet.

On February 17, 2011, the Property was acquired by ROIC CA Notes II, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$2,099,130
2012	2,051,464
2013	1,968,406
2014	1,065,240
2015	689,767
Thereafter	888,092
$8,762,099

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease of $222,500 in rental income for the year ended December 31, 2010.

4.Commitments and Contingencies

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Mills Shopping Center, located in Rancho Cordova, California (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
April 15, 2011

MILLS SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

For the Year Ended December 31, 2010
Revenues
Rental income (note 3)	$2,029
Other income	15
Total revenues	2,044

Certain Expenses
Utilities	88
Cleaning services	23
Repairs, maintenance, and supplies	333
Real estate taxes	275
Insurance	22
General & administrative	8
Total expenses	749

Excess of revenues over certain expenses	$1,295

    See accompanying notes to statement of revenues and certain expenses.

MILLS SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010

1.Business and Organization

Mills Shopping Center (the “Property”) is a shopping center located in Rancho Cordova, California.  The Property was owned by Lakha Properties-Sacramento, LLC.  The Property, which has one anchor tenant, has an aggregate gross rentable area of approximately 253,000 square feet.  The anchor tenant occupies approximately 55,000 square feet.

On February 17, 2011, the Property was acquired by ROIC CA Notes II, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$1,618,229
2012	1,215,014
2013	961,783
2014	787,036
2015	678,197
Thereafter	1,148,332
$6,408,591

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease of $137,200 in rental income for the year ended December 31, 2010.

4.Commitments and Contingencies

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Nimbus Winery Shopping Center, located in Rancho Cordova, California (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
April 15, 2011

NIMBUS WINERY SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

For the Year Ended December 31, 2010
Revenues
Rental income (note 3)	$981
Other income	6
Total revenues	987

Certain Expenses
Utilities	75
Cleaning services	15
Repairs, maintenance, and supplies	160
Real estate taxes	119
Insurance	10
General & administrative	8
Total expenses	387

Excess of revenues over certain expenses	$600

    See accompanying notes to statement of revenues and certain expenses.

NIMBUS WINERY SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010

1.Business and Organization

Nimbus Winery Shopping Center (the “Property”) is a shopping center located in Rancho Cordova, California.  The Property was owned by Lakha Properties-Sacramento II, LLC.  The Property has an aggregate gross rentable area of approximately 75,000 square feet.

On February 17, 2011, the Property was acquired by ROIC CA Notes II, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$755,827
2012	715,797
2013	601,152
2014	609,716
2015	615,696
Thereafter	2,236,628
$5,534,816

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase of $38,414 in rental income for the year ended December 31, 2010.

4.Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of Desert Springs Marketplace, Mills Shopping Center and Nimbus Winery Shopping Center (collectively, the “Properties”) on January 1, 2010. Additionally, the pro forma consolidated balance sheet as of December 31, 2010 has been presented as if the acquisitions had been completed on December 31, 2010.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2010 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of the Properties had occurred on January 1, 2010; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$85,473	$10,460	(2)	$95,933
Building and improvements	187,260	41,838	(2)	229,098
	272,733	52,298		325,031
Less: accumulated depreciation	3,078	—		3,078
	269,655	52,298		321,953
Mortgage Notes Receivables	57,778	(49,978	)(2)	7,800
Investment in and advances to unconsolidated joint venture	16,779	—		16,779
Real Estate Investments, net	344,212	2,320		346,532

Cash and cash equivalents	84,736	(1,900	)(2)	82,836
Restricted cash	2,838	—		2,838
Tenant and other receivables	2,056	—		2,056
Deposits	1,500	—		1,500
Acquired lease intangible asset, net of accumulated amortization	17,673	—		17,673
Prepaid expenses	799	—		799
Deferred charges, net of accumulated amortization	9,577	—		9,577
Other	802	—		802
Total assets	$464,193	$420		$464,613

LIABILITIES AND EQUITY

Liabilities:
Mortgage notes payable	$42,417	$—		$42,417
Acquired lease intangible liability, net	20,996	—		20,996
Accrued expenses	4,889	420	(2)	5,309
Tenants’ security deposit	860	—		860
Other liabilities	4,508	—		4,508
Total liabilities	$73,670	$420		$74,090

Equity:
Preferred stock	—	—		—
Common stock	4	—		4
Additional-paid-in capital	403,916	—		403,916
Accumulated deficit	(12,881)	—		(12,881)
Accumulated other comprehensive loss	(518)	—		(518)
Total Retail Opportunity Investments Corp. shareholders’ equity	390,521	—		390,521
Noncontrolling interests	2	—		2
Total equity	390,523	—		390,523
Total liabilities and equity	$464,193	$420		$464,613

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Desert Springs Marketplace	Mills Shopping Center	Nimbus Winery Shopping Center	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$12,381	$1,928	$1,538	$770	$474	(3)	$17,091
Recoveries from tenants	2,879	458	491	211			4,039
Mortgage interest	1,069				(238	)(7)	831
Total revenues	16,329	2,386	2,029	981	236		21,961

Operating expenses
Property operating	2,848	258	466	260			3,832
Property taxes	1,697	163	275	119			2,254
Depreciation and amortization	6,081				1,025	(4)	7,106
General & Administrative Expenses	8,381	8	8	8			8,405
Acquisition transaction costs	2,636				35	(5)	2,671
Total operating expenses	21,643	429	749	387	1,060		24,268

Operating (loss) income	(5,314)	1,957	1,280	594	(824)		(2,307)
Non-operating income (expenses) Interest expense	(324)						(324)
Gain on bargain purchase	2,217						2,217
Equity in earnings from unconsolidated joint ventures	38						38
Interest income	1,109				(180	)(6)	929
Other income	1,873	3	15	6			1,897
Net (loss) income attributable to Retail Opportunity Investments Corp.	$(401)	$1,960	$1,295	$600	$(1,004)		$2,450

Pro forma weighted average shares outstanding – basic and diluted	41,582						41,582

Pro forma (loss) Income per share Basic and diluted:	$(0.01)						$0.06

Pro forma dividends per common share:	$0.18						$0.18

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Balance Sheet

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2010.
2.	Reflects the pro forma adjustment for the Conveyance in Lieu of Foreclosure to obtain ownership of the Properties for approximately $52,000.

Adjustments to the Pro Forma Consolidated Statement of Operations

3.	Reflects the pro forma adjustment of $474 for the year ended December 31, 2010, to record operating rents on a straight-line basis beginning January 1, 2010.
4.
Reflects the estimated depreciation for the Properties based on estimated values allocated to building at the beginning period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2010 Depreciation Expense

Building	39 years	$1,025

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.
6.	Reflects the pro forma adjustment to interest income to assume the acquisition has been made on the first day of the periods presented.
7.	Reflects the reversal of mortgage interest income on the loans.